Schedule of Investments
January 31, 2021
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–95.48%
China–62.99%
Alibaba Group Holding Ltd.(a)	22,600	$721,332
Alibaba Group Holding Ltd., ADR(a)	20,771	5,272,303
Asia Cement China Holdings Corp.	747,000	644,356
Autohome, Inc., ADR(a)	29,300	3,229,739
China Animal Healthcare Ltd.(b)	349,000	0
Dali Foods Group Co. Ltd.(c)	844,500	508,033
iQIYI, Inc., ADR(a)	166,478	3,637,544
JD.com, Inc., ADR(a)	53,352	4,731,789
Jiangsu Hengrui Medicine Co. Ltd., A Shares	227,888	3,646,657
Jiangsu Hengrui Medicine Co. Ltd., A Shares	39,600	633,678
JOYY, Inc., ADR	15,012	1,381,704
Meituan Dianping, B Shares(a)	123,000	5,610,272
Microport Cardioflow Medtech Corp.(a)(c)	2,045	3,218
MicroPort Scientific Corp.	409,000	2,852,751
NetEase, Inc., ADR	42,495	4,886,500
Qingdao Port International Co. Ltd., H Shares(c)	1,770,000	1,026,574
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	1,468,000	2,734,818
Sino Biopharmaceutical Ltd.	2,282,500	2,127,214
Stella International Holdings Ltd.(a)	333,000	393,762
Sun Art Retail Group Ltd.	1,876,000	1,942,949
Tencent Holdings Ltd.	112,300	9,831,087
Towngas China Co. Ltd.	1,632,000	699,677
Uni-President China Holdings Ltd.	2,613,000	3,165,896
Weibo Corp., ADR(a)	107,353	4,893,150
		64,575,003
Hong Kong–3.56%
AIA Group Ltd.	262,600	3,217,484
Ajisen (China) Holdings Ltd.	734,000	113,556
Pou Sheng International (Holdings) Ltd.(a)	1,524,000	323,470
		3,654,510
Shares		Value
India–6.45%
Infosys Ltd.	252,262	$4,265,316
Tata Consultancy Services Ltd.	54,966	2,344,997
		6,610,313
South Korea–11.84%
BGF retail Co. Ltd.(a)	6,256	951,763
NAVER Corp.	12,030	3,690,293
NCSoft Corp.(a)	3,856	3,276,483
Samsung Electronics Co. Ltd.	57,845	4,221,638
		12,140,177
Taiwan–10.64%
Asustek Computer, Inc.	253,000	2,593,862
PChome Online, Inc.	284,000	877,340
President Chain Store Corp.	246,000	2,341,938
St. Shine Optical Co. Ltd.	39,000	371,015
Taiwan Semiconductor Manufacturing Co. Ltd.	140,143	2,959,100
Voltronic Power Technology Corp.	38,588	1,766,294
		10,909,549
Total Common Stocks & Other Equity Interests (Cost $62,031,962)		97,889,552
Money Market Funds–1.35%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	484,287	484,287
Invesco Liquid Assets Portfolio, Institutional Class, 0.05%(d)(e)	340,597	340,733
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	553,471	553,471
Total Money Market Funds (Cost $1,378,484)		1,378,491
TOTAL INVESTMENTS IN SECURITIES—96.83% (Cost $63,410,446)		99,268,043
OTHER ASSETS LESS LIABILITIES–3.17%		3,252,066
NET ASSETS–100.00%		$102,520,109

Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying notes which are an integral part of this schedule.
Invesco Pacific Growth Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 1.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2021 was $1,537,825, which represented 1.50% of the Fund’s Net Assets.
(d)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended January 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value January 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$236,474	$2,620,390	$(2,372,577)	$-	$-	$484,287	$17
Invesco Liquid Assets Portfolio, Institutional Class	54,174	1,871,707	(1,585,159)	11	-	340,733	28
Invesco Treasury Portfolio, Institutional Class	270,256	2,994,731	(2,711,516)	-	-	553,471	10
Total	$560,904	$7,486,828	$(6,669,252)	$11	$-	$1,378,491	$55

(e)	The rate shown is the 7-day SEC standardized yield as of January 31, 2021.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Pacific Growth Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2021
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
China	$28,032,729	$36,542,274	$0	$64,575,003
Hong Kong	—	3,654,510	—	3,654,510
India	—	6,610,313	—	6,610,313
South Korea	—	12,140,177	—	12,140,177
Taiwan	—	10,909,549	—	10,909,549
Money Market Funds	1,378,491	—	—	1,378,491
Total Investments	$29,411,220	$69,856,823	$0	$99,268,043
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco Pacific Growth Fund